THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln LifeGoals®

Supplement dated July 25, 2025 to the
Updating Summary Prospectus for Existing Owners dated May 1, 2025

This Supplement to your summary prospectus outlines changes to certain investment options under your variable life insurance policy.  All other provisions outlined in your prospectus, as supplemented, remain unchanged.

The Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and AIM Variable Insurance Funds (Invesco Variable Insurance Funds) approved the name change of Invesco Oppenheimer V.I. International Growth Fund effective on or about August 22, 2025.

CURRENT FUND NAME	NEW FUND NAME

Invesco Oppenheimer V.I. International Growth Fund	Invesco V.I. International Growth Fund

You can obtain information by contacting your registered representative, online at www.lfg.com/vulprospectus, or by sending an email request to CustServSupportTeam@lfg.com.
Please retain this supplement for future reference.